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                                                                EXHIBIT 10.10(i)




                   AMENDMENT NUMBER ONE TO SECURITY AGREEMENT-
                                  STOCK PLEDGE


        This Amendment Number One to Security Agreement-Stock Pledge ("Amendment") is entered into on March 23, 1999 and effective as of December 1, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") and PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("New PSI") on the other hand, in light of the following:

        FACT ONE: Perceptive Scientific Instruments, Inc. ("Old PSI") and Foothill have previously entered into that certain Security Agreement Stock-Pledge, dated as of May 5, 1998 (the "Agreement").

        FACT TWO: Old PSI has been merged into a New PSI. New PSI is the surviving entity and pursuant to the terms of this Amendment will assume the rights and duties of Old PSI under the Agreement.

        FACT THREE: New PSI and Foothill desire to amend the Agreement as provided for and on the conditions herein.

        NOW, THEREFORE, New PSI and Foothill hereby amend and supplement the Agreement as follows:

        1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2. AMENDMENTS.

               (a) The introductory paragraph on page one of the Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

"This SECURITY AGREEMENT - STOCK PLEDGE (as may hereafter be amended, supplemented or restated from time-to-time in accordance with the terms hereof, this "Agreement"), dated as of May 5, 1998 is entered into by and between PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("Pledgor"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), in light of the following facts:"


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        3. REPRESENTATIONS AND WARRANTIES. New PSI hereby affirm to Foothill that all of the representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

        4. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By:          /s/ STEPHEN SCHWARTZ
                               -------------------------------------------------
                            Title:       Assistant Vice President
                                  ----------------------------------------------



                            PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC,
                            a Delaware limited liability company

                            By:    Statspin, Inc.,
                                   a Massachusetts corporation


                                   By:       /s/ MARTIN S. McDERMOT
                                      ------------------------------------------
                                             Vice President and Chief
                                   Title:    Financial Officer
                                         ---------------------------------------



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